                              GARTMORE MUTUAL FUNDS

                            Gartmore Convertible Fund
                          Gartmore High Yield Bond Fund
                         Gartmore Micro Cap Equity Fund
                            (closed to new investors)
                        Gartmore Value Opportunities Fund

                 Prospectus Supplement dated September 22, 2006
                      to Prospectus dated February 28, 2006

The  following  paragraphs  supplement   information   concerning  the  Gartmore
Convertible Fund in the above noted Prospectus:

     On September 22, 2006, the Board of Trustees of Gartmore  Mutual Funds (the
     "Board")  considered  and  approved a proposal to  liquidate  the  Gartmore
     Convertible  Fund (the  "Fund").  The Fund will be  liquidated  on or about
     October 27,  2006 (the  "Liquidation  Date").  Effective  immediately,  new account  requests,  exchanges  into the Fund and  purchase  orders for Fund shares  will no longer be  permissible  (other than those  purchase  orders received  through dividend  reinvestment).  As disclosed in the Prospectus, the Fund is permitted to depart from its stated  investment  objective  and policies  and hold  cash  and  cash  equivalent  positions  as a  temporary defensive  measure  to  preserve  value.  In  anticipation  of  the  Fund's liquidation,  the  Fund  has  recently  sold  its  portfolio  holdings  and currently  holds all its total assets in cash, U.S.  government  securities and/or  other  short-term  debt  instruments.  The Fund  has also  recently declared a special capital gains dividend for all shareholders of record on
     September 22, 2006. This will coincide with the regular quarterly  ordinary income dividend for Fund shareholders.

     Until the  Liquidation  Date,  shareholders  may redeem or  exchange  their shares in the manner set forth in the Fund's current Prospectus.

     With respect to  redemptions,  effective  immediately,  shareholders of the
     Fund will no longer be subject to a redemption fee.  Shareholders will also not be  subject to a  contingent  deferred  sales  charge  ("CDSC")  upon a redemption  (sale) of Class B or Class C shares.  That is,  you will not be charged a CDSC  whether you redeem your Class B or Class C shares,  receive the liquidating distribution or exchange into another Gartmore Fund.

     If you exchange your Class B or Class C shares into another  Gartmore Fund, you will not be charged the CDSC upon the subsequent sale from the Gartmore
     Fund you exchange  into,  although  your holding  period for  conversion of
     Class B shares to Class A shares will  remain  unchanged.  Shareholders  of
     Class A shares may exchange  their shares of the Fund for Class A shares of any other Gartmore Fund without paying a front-end sales charge.  All other features  of  the  exchange  privilege  described  in  the  Fund's  current
     Prospectus  will  continue to apply.  Distribution  (Rule  12b-1) fees will continue  to accrue on  shares of the Fund in the  manner  set forth in the
     Fund's current Prospectus until the Liquidation Date.

     Upon the liquidation, each remaining shareholder of the Fund will receive a liquidating distribution equal to the shareholder's  proportionate interest in the net assets of the Fund.  However,  if you are  invested  in the Fund through an IRA account  and you do not contact us prior to the  Liquidation
     Date,  we will place your  liquidation  proceeds  into the  Gartmore  Money
     Market Fund until we receive further instructions from you at 800-848-0920.

     You may be subject to federal,  state, local or foreign taxes on exchanges, redemptions  or  liquidations  of Fund shares.  You should consult your tax adviser for information  regarding all tax consequences  applicable to your investments in the Fund.

PS-CNCPT-2      9/06